Exhibit 10.6

INVESTOR AGREEMENT

By and Between

BAYER AG

AND

ARVINAS, INC.

Dated as of July 16, 2019

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7.6	Amendments	21
7.7	Interpretation	21
7.8	Severability	21
7.9	Assignment	22
7.10	Third Party Beneficiaries	22
7.11	No Strict Construction	22
7.12	Equitable Remedies	22
7.13	Remedies Cumulative	22
7.14	No Conflicting Agreements	22
7.15	Use of Proceeds	22
7.16	No Publicity.	23
7.17	Limitation of Liability	23
7.18	Commitment Agreement and Collaboration Agreement	23

Exhibit A – Form of Irrevocable Proxy

Exhibit B – Plan of Distribution

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INVESTOR AGREEMENT

THIS INVESTOR AGREEMENT (this “Agreement”) is made as of July 16, 2019, by and between Bayer AG (the “Investor”) and Arvinas, Inc. (the “Company”), a Delaware corporation, with its principal place of business at 5 Science Park, 395 Winchester Ave., New Haven, CT 06511.

WHEREAS, the Stock Purchase Agreement, dated as of June 3, 2019, by and between the Investor and the Company (the “Purchase Agreement”) provides for the issuance and sale by the Company to the Investor, and the purchase by the Investor, of a number of shares (such shares, the “Purchased Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”);

WHEREAS, as a condition to consummating the transactions contemplated by the Purchase Agreement, the Investor and the Company have agreed upon certain rights and restrictions as set forth herein with respect to the Purchased Shares and other securities of the Company beneficially owned by the Investor and its Affiliates, and it is a condition to the closing under the Purchase Agreement that this Agreement be executed and delivered by the Investor and the Company; and

WHEREAS, simultaneously with the execution of the Purchase Agreement, the Company and the Investor entered into the Commitment Agreement and the Collaboration Agreement (as defined below).

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Definitions.  As used in this Agreement, the following terms shall have the following meanings:

(a)“Affiliate” shall mean, with respect to any Person, another Person that controls, is controlled by or is under common control with such Person.  A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.  Without limiting the generality of the foregoing, for purposes of this Agreement, a Person shall be deemed to control another Person if either of the following conditions is met: (i) in the case of corporate entities, direct or indirect ownership of more than fifty percent (50%) of the stock or shares having the right to vote for the election of directors, or (ii) in the case of non-corporate entities, direct or indirect ownership of more than fifty percent (50%) of the equity interest with the power to direct the management and policies of such non-corporate entities.  For the purposes of this Agreement, in no event shall the Investor or any of its Affiliates be deemed Affiliates of the Company or any of its Affiliates, nor shall the Company or any of its Affiliates be deemed Affiliates of the Investor or any of its Affiliates.

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(b)“Agreement” shall have the meaning set forth in the Preamble to this Agreement, including all Exhibits attached hereto.

(c)“Beneficial owner,” “beneficially owns,” “beneficial ownership” and terms of similar import used in this Agreement shall, with respect to a Person, have the meaning set forth in Rule 13d-3 under the Exchange Act (i) assuming the full conversion into, and exercise and exchange for, shares of Common Stock of all Common Stock Equivalents beneficially owned by such Person and (ii) determined without regard for the number of days in which such Person has the right to acquire such beneficial ownership.

(d)“Business Day” shall mean a day on which banking institutions in New, York, New York, United States and Leverkusen, Germany are open for business, excluding any Saturday or Sunday.

(e)“Change of Control” shall mean (i) the acquisition of beneficial ownership, directly or indirectly, by any Third Party of securities or other voting interests of the Company representing a majority or more of the combined voting power of the Company’s then outstanding securities or other voting interests; (ii) any merger, consolidation or business combination involving the Company with a Third Party that results in the holders of beneficial ownership (other than by virtue of obtaining irrevocable proxies) of voting securities or other voting interests of the Company immediately prior to such merger, consolidation or other business combination ceasing to hold beneficial ownership of more than fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, consolidation or business combination; (iii) any sale, lease, exchange, contribution or other transfer to a Third Party (in one transaction or a series of related transactions) of all or substantially all of the Company’s assets; or (iv) individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors of the Company (provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was recommended or approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board of Directors of the Company).

(f)“Closing Date” shall have the meaning set forth in the Purchase Agreement.

(g)“Collaboration Agreement” shall have the meaning set forth in the Purchase Agreement.

(h)“Commitment Agreement” shall have the meaning set forth in the Purchase Agreement.

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(i)“Common Stock” shall have the meaning set forth in the Preamble to this Agreement.

(j)“Common Stock Equivalents” shall mean any options, restricted stock units, warrants or other securities or rights convertible into or exercisable, exchangeable or settleable for, whether directly or following conversion into or exercise, exchange or settlement for other options, restricted stock units, warrants or other securities or rights, shares of Common Stock or any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of, or voting or other rights of, the Common Stock.

(k)“Company” shall have the meaning set forth in the Preamble to this Agreement.

(l)“Competitor” shall mean any biopharmaceutical enterprise significantly involved in developing and commercializing protein degrading technologies, or any other Person that directly or indirectly beneficially owns a majority of the voting securities or voting interests in such an enterprise, or any direct or indirect majority-owned subsidiary of such an enterprise or of such a Person.

(m)“Disposition” or “Dispose of” shall mean any (i) pledge, sale, contract to sell, sale of any option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant for the sale of, or other disposition of or transfer of any shares of Common Stock, or any Common Stock Equivalents, including, without limitation, any “short sale” or similar arrangement, or (ii) swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of shares of Common Stock, whether any such swap or transaction is to be settled by delivery of securities, in cash or otherwise.

(n)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(o)“Extraordinary Matter” shall have the meaning set forth in Section 5.2.

(p)“Investor” shall have the meaning set forth in the Preamble to this Agreement.

(q)“Irrevocable Proxy” shall have the meaning set forth in Section 5.1.

(r)“Joint Venture” shall have the meaning set forth in the Purchase Agreement.

(s)“Law” or “Laws” shall mean any law, statute, rule, regulation, order, judgment or ordinance having the effect of law of any national, federal, state, provincial, regional, county, city or other political subdivision of any such government or country or any supranational organization of which any such country is a member.

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(t)“Lock-Up Agreement” shall have the meaning set forth in Section 4.4.

(u) “Lock-Up Term” shall mean the period from and after the date of this Agreement until the occurrence of any event set forth in Section 6.3.

(v)“Permitted Transferee” shall mean (i) a controlled Affiliate of the Investor or (ii) a controlling Affiliate of the Investor (or any controlled Affiliate of such controlling Affiliate) or the acquiring Person in the case of a change of control of the Investor.

(w)“Permitted Transferee Irrevocable Proxy” shall have the meaning set forth in Section 5.1.

(x)“Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, trust, unincorporated organization, government or any department or agency thereof or other entity, as well as any syndicate or group that would be deemed to be a Person under Section 13(d)(3) of the Exchange Act.

(y)“Prospectus” shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any “free writing prospectus” as defined in Rule 405 under the Securities Act.

(z)“Purchase Agreement” shall have the meaning set forth in the Preamble to this Agreement and shall include all Exhibits attached thereto.

(aa)“Purchased Shares” shall have the meaning set forth in the Preamble to this Agreement, and shall be adjusted for (i) any stock split, stock dividend, share exchange, merger, consolidation or similar recapitalization and (ii) any Common Stock issued as (or issuable upon the exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange or in replacement of, the Purchased Shares.

(bb)“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

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(cc)“Registrable Securities” shall mean (i) the Purchased Shares and (ii) any other securities issued or issuable with respect to or in exchange for the Purchased Shares, whether by merger, charter amendment or otherwise; provided that a security shall cease to be a Registrable Security upon the earlier of (A) a sale pursuant to a Registration Statement or a valid exemption under the Securities Act, and (B) such security becoming eligible for sale without restriction by the Investor pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act.

(dd)“Registration Statement” shall mean a registration statement of the Company under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

(ee)“SEC” shall mean the U.S. Securities and Exchange Commission.

(ff)“Securities Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(gg)“Selling Securityholder Questionnaire” shall mean a form of selling securityholder questionnaire as may be reasonably requested by the Company from time to time.

(hh) “Shares of Then Outstanding Common Stock” shall mean, at any time, the issued and outstanding shares of Common Stock at such time, as well as all capital stock issued and outstanding at such time as a result of any stock split, stock dividend, or reclassification of Common Stock distributable, on a pro rata basis, to all holders of Common Stock.

(ii)“Standstill Parties” shall have the meaning set forth in Section 3.1.

(jj)“Standstill Term” shall mean the period from and after the date of this Agreement until the occurrence of any event set forth in Section 6.2.

(kk)“Third Party” shall mean any Person other than the Investor, the Company or any Affiliate of the Investor or the Company.

(ll)“Voting Agreement Term” shall mean the period from and after the date of this Agreement until the occurrence of any event set forth in Section 6.4.

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2.Registration Rights.

2.1Company Registration.

(a)If, prior to the third (3rd) anniversary of the date hereof, the Company proposes to file a registration statement to register shares of the Company’s Common Stock (a “Triggering Registration”), it will, prior to such filing, promptly give written notice to the Investor of its intention to do so and, if the Company receives the written request of the Investor (an “Investor Request”) within twenty (20) Business Days after the Company provides such notice, the Company shall use commercially reasonable efforts to (i) promptly prepare and file with the SEC one Registration Statement covering the resale of all of the Registrable Securities within thirty (30) days after the date of such Investor Request (the “Filing Deadline”) and (ii) make such Registration Statement become effective with the SEC within ninety (90) days after the Filing Deadline (or as soon as practicable thereafter). Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit B; provided, however, that in no event shall the Investor be named as an “underwriter” in such Registration Statement without the Investor’s prior written consent.  Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  Such Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 2.5(c) hereof to the Investor prior to its filing or other submission.

(b)Notwithstanding any other provision of this Section 2, following notice of a Triggering Registration but prior to the filing of the underlying registration statement with the SEC, the Company shall have the right to postpone or withdraw any such Triggering Registration without obligation to the Investor pursuant to Section 2.1(a) (regardless of whether an Investor Request has been delivered).

(c)If the Investor does not submit an Investor Request within twenty (20) Business Days of the Company’s notice that it proposes to file its first registration statement to register shares of the Company’s Common Stock after the date hereof, or notifies the Company in writing that it does not intend to request registration of its shares, the Investor shall be deemed to have forfeited its registration rights under this Agreement and this Section 2 shall be of no further force and effect. For the avoidance of doubt, to the extent the Investor does timely submit an Investor Request and for any reason (other than a withdrawal of such Investor Request by the Investor, and subject to Sections 2.3(b) and 2.4 below) a Registration Statement covering the Investor’s Registrable Securities is not subsequently declared effective by the SEC (including in the event that the Triggering Registration is withdrawn by the Company pursuant to Section 2.1(b) above), Section 2.1(a) shall apply with respect to the Company’s next filing of a registration statement to register shares of the Company’s Common Stock.

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2.2Expenses.  The Company will pay all expenses associated with the Registration Statement, including filing and printing fees, the Company’s counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.  The Company will reimburse the Investor for all reasonable, documented out-of-pocket legal expenses incurred by the Investor associated with the Registration Statement up to an aggregate of US $25,000.

2.3Effectiveness.

(a)The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after filing.  The Company shall notify the Investor by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective and shall simultaneously provide the Investor with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby.

(b)For not more than sixty (60) consecutive days or for a total of not more than one hundred twenty (120) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in the Registration Statement contemplated by this Section 2 in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, after consultation with counsel, in the best interests of the Company, (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, (C) permit the Company to conduct a sale of securities or other financing that is not a sale of Registrable Securities or (D) file a replacement Registration Statement covering the resale of Registrable Securities in connection with the expiration or anticipated expiration of an effective Registration Statement (an “Allowed Delay”), provided that the Company shall promptly (i) notify the Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Investor) disclose to the Investor any material non-public information giving rise to an Allowed Delay, (ii) advise the Investor in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (iii) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

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2.4Rule 415; Cutback.  If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires the Investor to be named as an “underwriter,” the Company shall use commercially reasonable efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that the Investor is not an “underwriter.”  The Investor shall have the right to select one legal counsel to review and oversee any registration or matters pursuant to this Section 2.4, including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto.    In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2.4, the SEC does not alter its position, the Company shall (i) remove from such Registration Statement such portion of the Registrable Securities (the “Cut Back Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company’s compliance with the requirements of Rule 415 (collectively, the “SEC Restrictions”); provided, however, that the Company shall not agree to name the Investor as an “underwriter” in such Registration Statement without the prior written consent of the Investor.  Any cut-back imposed on the Investor pursuant to this Section 2.4 shall be applied first to any of the Registrable Securities of the Investor as such Investor shall designate, unless the SEC Restrictions otherwise require or provide or the Investor otherwise agrees. From and after such date as the Company is able to effect the registration of such Cut Back Shares, the Company shall use commercially reasonable efforts to file a Registration Statement relating to such Cut Back Shares and to have such Registration Statement declared effective by the SEC.

2.5Company Obligations.  The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)use commercially reasonable efforts to cause such Registration Statement to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, (ii) the date on which the Investor and its Affiliates together own less than one percent (1%) of the Shares of Then Outstanding Common Stock, and (iii) the first (1st) anniversary of the later of (A) the date on which such Registration Statement was declared effective by the SEC and (B) the end of the Lock-Up Term (the “Effectiveness Period”), and advise the Investor promptly in writing when the Effectiveness Period has expired;

(b)use commercially reasonable efforts to prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement and the related Prospectus as may be necessary to keep such Registration Statement effective for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby;

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(c)provide copies to and permit any counsel designated by the Investor to review the Registration Statement and all amendments and supplements thereto (but excluding any documents incorporated by reference in such Registration Statement, amendments or supplements that are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (or any successor system)) no fewer than five (5) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

(d)furnish to the Investor (i) promptly after the same is prepared and filed with the SEC, if requested by the Investor, one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any of the foregoing which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor that are covered by such Registration Statement;

(e)use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest practical moment;

(f)prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investor and its counsel in connection with the registration or qualification of such Registrable Securities for the offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investor and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 2.5(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 2.5(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g)use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

(h)promptly notify the Investor, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements

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therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(i)notify the Investor, promptly after the Company receives notice thereof, of the time when such Registration Statement has been declared effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

(j)after such Registration Statement becomes effective, notify the Investor of any request by the SEC that the Company amend or supplement such Registration Statement or Prospectus;

(k)otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Investor in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investor is required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable,  an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder; and

(l)with a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

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2.6Obligations of the Investor.

(a)It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2 hereof with respect to the Registrable Securities that the Investor furnish in writing to the Company a Selling Securityholder Questionnaire and any other information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities, as shall be reasonably required to effect the registration of such Registrable Securities, and such Investor shall execute such documents in connection with such registration as the Company may reasonably request.  At least ten (10) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify the Investor of the information the Company requires from the Investor in connection with such Registration Statement.  The Investor shall provide such information to the Company at least five (5) Business Days prior to the first anticipated filing date of such Registration Statement.

(b)The Investor, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless the Investor has notified the Company in writing of its election to not request registration of the Registrable Securities pursuant to Section 2.1 of this Agreement

(c)The Investor agrees that, upon receipt of any written notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2.3(b) or (ii) the happening of an event pursuant to Section 2.5(h) hereof, the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities, until the Investor is advised by the Company in writing that such dispositions may again be made.

(d)The Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to any Registration Statement.

2.7Indemnification.

(a)Indemnification by the Company.  The Company shall indemnify and hold harmless the Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls the Investor within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:  (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its

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agents and relating to action or inaction required of the Company in connection with such registration; or (iii) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on the Investor’s behalf and will reimburse the Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus, (ii) the use by the Investor of an outdated or defective Prospectus after the Company has notified the Investor in writing that such Prospectus is outdated or defective, (iii) the Investor’s failure to send or give a copy of the Prospectus or supplement (as then amended or supplemented), if required (and not exempted) to the Persons asserting an untrue statement or omission or alleged untrue statement or omission at or prior to the written confirmation of the sale of Registrable Securities or (iv) the disposition of any Registrable Securities pursuant to any Registration Statement or Prospectus covering such Registrable Securities during an Allowed Delay.

(b)Indemnification by the Investor.  The Investor shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in any Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by the Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  Except to the extent that any such losses claims, damages, liabilities or expenses are finally judicially determined to have resulted from the Investor’s fraud or willful misconduct, in no event shall the liability of the Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by the Investor in connection with such registration and/or any claim relating to this Section 2.7 and the amount of any damages the Investor has otherwise been required to pay by reason of such untrue statement or omission) received by the Investor upon the sale of the Registrable Securities included in such Registration Statement giving rise to such indemnification obligation.

(c)Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, however, that any person entitled to

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indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially and adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, which shall not be unreasonably withheld or conditioned, consent to entry of any judgment or enter into any settlement that does not include as a full and unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability (monetary or otherwise) in respect of such claim or litigation.

(d)Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  Except to the extent that any such losses claims, damages, liabilities or expenses are finally judicially determined to have resulted from the Investor’s fraud or willful misconduct, in no event shall the contribution obligation of the Investor be greater in amount than the dollar amount of the proceeds (net of all expenses paid by the Investor in connection with such registration and/or any claim relating to this Section 2.7 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

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3.Standstill.

3.1For the duration of the Standstill Term, unless the Company or its Affiliates or representatives have specifically invited or approved the Investor to do so in writing, neither the Investor nor any of its Affiliates or representatives (collectively, the “Standstill Parties”) will in any manner, directly or indirectly, (i) effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in or in any way advise, assist or encourage any other Person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in: (A) any acquisition of any securities (or beneficial ownership thereof) or assets of the Company, or any rights to acquire any such securities (including derivative securities representing the right to vote or economic benefit of any such securities) or assets; (B) any tender or exchange offer, merger or other business combination involving the Company; (C) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company; or (D) any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company; (ii) form, join or in any way participate in a “group” (as defined under the Exchange Act) with respect to any securities of the Company; (iii) otherwise act, alone or in concert with others, to control or influence the management, Board of Directors or policies of the Company; (iv) negotiate with or provide any information to any Person (other than the Investor’s representatives in accordance with this Agreement) with respect to, or make any statement or proposal to any Person (other than the Investor’s representatives in accordance with this Agreement) with respect to, or make any public announcement or proposal or offer whatsoever with respect to, or act as a financing source for or otherwise invest in any other Persons in connection with, or otherwise solicit, seek or offer to effect any transactions or actions described, or take any action which would reasonably be expected to require the Company to make a public announcement regarding any of the types of matters set forth in clause (i) above; or (v) enter into any discussions or arrangements with any Third Party with respect to any of the foregoing.  Notwithstanding anything to the contrary contained in this Agreement, Investor and its Affiliates shall not be precluded from owning or acquiring interests in broad-based mutual funds or similar entities that own capital stock of the Company, and nothing herein shall prohibit passive investments by pension or employee benefit plans of Investor.

3.2The Investor also agrees during the Standstill Term not to request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Section 3 (including this sentence).

3.3The Investor’s obligations under this Section 3 shall not apply in the event that, during the Standstill Term, the Company publicly announces that it has entered into an agreement with any Third Party or group which provides for the acquisition (by way of merger, tender offer or otherwise) by such Third Party or group of more than fifty percent (50%) of the then-outstanding capital stock of the Company, securities representing more than fifty percent (50%) of the voting power of the then-outstanding capital stock of the Company, or all or substantially all the consolidated assets of the Company until such time, if applicable, that such agreement is terminated in accordance with its terms.  The expiration or tolling of the Investor’s obligations under this Section 3 will not terminate or otherwise affect any other provision in this Agreement.

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4.Restrictions on Dispositions.

4.1Lock-Up.  During the Lock-Up Term, without the prior approval of the Company, the Investor shall not, and shall cause its Affiliates not to, Dispose of any of the Purchased Shares; provided, however, that the foregoing shall not prohibit the Investor from (i) transferring the Purchased Shares to a Permitted Transferee or (ii) Disposing of any Purchased Shares in order to reduce the beneficial ownership of the Standstill Parties to 19.99%, or such lesser percentage as advised in good faith and in writing by the Investor’s certified public accountants that would be necessary pursuant to applicable accounting rules and guidelines so as to not require the Investor to include in its financial statements its portion of the Company’s financial results, of the Shares of Then Outstanding Common Stock.

4.2Certain Tender Offers.  Notwithstanding any other provision of this Section 4, this Section 4 shall not prohibit or restrict any Disposition of Shares of Then Outstanding Common Stock and/or Common Stock Equivalents by the Standstill Parties into (i) a tender offer by a Third Party which is not opposed by the Company’s Board of Directors (but only after the Company’s filing of a Schedule 14D-9, or any amendment thereto, with the SEC disclosing the recommendation of the Company’s Board of Directors with respect to such tender offer) or (ii) an issuer tender offer by the Company.

4.3Sale Limitations. Subject to the restrictions set forth in Section 4.1, the Investor agrees that, except for any transfer of Shares of Then Outstanding Common Stock and/or Common Stock Equivalents by the Investor to a Permitted Transferee or the Company, it shall not, and shall cause its Affiliates not to, Dispose of any Shares of Then Outstanding Common Stock and/or Common Stock Equivalents at any time to any Person that such Investor or Affiliate knows (after a reasonable inquiry in a private placement) is a Competitor.

4.4Offering Lock-Up.  The Investor shall, if requested in writing by the Company and an underwriter of Common Stock in connection with any underwritten public offering of Common Stock, agree not to Dispose of any Shares of Then Outstanding Common Stock and/or Common Stock Equivalents for a specified period of time, such period of time not to exceed ninety (90) days (a “Lock-Up Agreement”), provided that (a) such agreement shall not restrict the Investor’s ability to Dispose of any Shares of Then Outstanding Common Stock and/or Common Stock Equivalents in accordance with Section 4.2, and (b) each officer and director has entered into a written agreement with similar obligations no less favorable to such Person than as contemplated hereby.  Any Lock-Up Agreement shall be in writing in a form reasonably satisfactory to the Company and the underwriter(s) in such offering.  The Company may impose stop transfer instructions with respect to the Shares of Then Outstanding Common Stock and/or Common Stock Equivalents subject to the foregoing restrictions until the end of the specified period of time.

4.5Transactions for Personal Account.  For the avoidance of doubt, nothing in this Article 4 will restrict any Disposition of shares of Common Stock held by an executive officer or director of the Investor for his or her personal account.

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5.Voting Agreement.

5.1Voting of Securities.  During the Voting Agreement Term, other than as permitted by Section 5.2 with respect to Extraordinary Matters, in any vote or action by written consent of the stockholders of the Company (including, without limitation, with respect to the election of directors), the Investor shall, and shall cause any Permitted Transferees to, vote or execute a written consent with respect to the Purchased Shares, in the sole discretion of the Investor, in accordance with the written  recommendation of the Company’s Board of Directors.  In furtherance of this Section 5.1, the Investor hereby irrevocably appoints the Company and any individuals designated by the Company (such designated individuals to be limited to the President and Chief Executive Officer, Chief Financial Officer or Secretary of the Company), and each of them individually, as the attorneys, agents and proxies, with full power of substitution and re-substitution in each of them, for the Investor, and in the name, place and stead of the Investor, to vote (or cause to be voted) in such manner as set forth in this Section 5.1 (but in any case, excluding any matter that is an Extraordinary Matter described in Section 5.2) with respect to the Purchased Shares to which the Investor is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting (the “Irrevocable Proxy”).  This Irrevocable Proxy is coupled with an interest, shall be irrevocable and binding on any successor-in-interest of the Investor and shall not be terminated by operation of law upon the occurrence of any event.  This Irrevocable Proxy shall operate to revoke and render void any prior proxy as to voting securities heretofore granted by the Investor which is inconsistent herewith.  Notwithstanding the foregoing, the Irrevocable Proxy shall be effective if, at any annual or special meeting of the stockholders of the Company and at any adjournments or postponements of any such meetings, the Investor (i) fails to appear or otherwise fails to cause its voting securities of the Company to be counted as present for purposes of calculating a quorum, or (ii) fails to vote such voting securities in accordance with this Section 5.1, in each case at least two (2) Business Days prior to the date of such stockholders’ meeting.  The Irrevocable Proxy shall terminate upon the earlier of the expiration or termination of the Voting Agreement Term.  The Investor shall cause any Permitted Transferee to promptly execute and deliver to the Company an irrevocable proxy, substantially in the form of Exhibit A attached hereto, and irrevocably appoint the Company and any individuals designated by the Company, and each of them individually, with full power of substitution and resubstitution, as its attorney, agent and proxy to vote (or cause to be voted) such Purchased Shares of the Company as to which such Permitted Transferee is entitled to vote, in such manner as each such attorney, agent and proxy or his substitute shall in its, his or her sole discretion deem appropriate or desirable with respect to the matters set forth in this Section 5.1 (the “Permitted Transferee Irrevocable Proxy”).  The Investor acknowledges, and shall cause any Permitted Transferees to acknowledge, that any such proxy executed and delivered shall be coupled with an interest, shall constitute, among other things, an inducement for the Company to enter into this Agreement, shall be irrevocable and binding on any successor-in-interest of such Permitted Transferee and shall not be terminated by operation of Law upon the occurrence of any event.  Such proxy shall operate to revoke and render void any prior proxy as to any voting securities of the Company heretofore granted by such Permitted Transferee, to the extent it is inconsistent herewith.  The Investor acknowledges and agrees that it shall be a condition to any proposed transfer of voting securities of the Company by the Investor to such Permitted Transferee that such

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Permitted Transferee execute and deliver to the Company a Permitted Transferee Irrevocable Proxy, and that any purported transfer shall be void and of no force or effect if such Permitted Transferee Irrevocable Proxy is not so executed and delivered at the closing of such transfer.  Such proxy shall terminate upon the earlier of the expiration or termination of the Voting Agreement Term.  The Investor acknowledges and agrees that it shall be a condition to any proposed transfer of voting securities of the Company by the Investor to any Permitted Transferee during the Voting Agreement Term that such Permitted Transferee shall agree in writing to be subject to and bound by all restrictions and obligations set forth in this Section 5.1.

In the event the Company’s stockholders are permitted to act by written consent, the Company and the Investor shall each negotiate in good faith with the other provisions as consistent as possible with the foregoing to govern the voting of the Investor’s and its Permitted Transferees’ Shares of Then Outstanding Common Stock as closely as practicable to the foregoing.

5.2Certain Extraordinary Matters.  The Investor and its Permitted Transferees may vote, or execute a written consent with respect to, any or all of the voting securities of the Company as to which they are entitled to vote or execute a written consent, as they may determine in their sole discretion, with respect to the following matters (each such matter being an “Extraordinary Matter”):

(a)any transaction which would result in a Change of Control of the Company; and

(b)any liquidation or dissolution of the Company.

5.3Quorum.  In furtherance of Section 5.1, the Investor shall be, and shall cause each of its Permitted Transferees to be, present in person or represented by proxy at all meetings of stockholders to the extent necessary so that all voting securities of the Company as to which they are entitled to vote shall be counted as present for the purpose of determining the presence of a quorum at such meeting.

6.Termination of Certain Rights and Obligations.

6.1Termination of Registration Rights.  Except for Section 2.7, which shall survive until the expiration of any applicable statutes of limitation, Section 2 shall terminate automatically and have no further force or effect upon the earliest to occur of:

(a)the expiration of the Effectiveness Period;

(b)the forfeiture of the Investor’s registration rights pursuant to Section 2.1(c);

(c)a liquidation or dissolution of the Company; and

(d)the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act.

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6.2Termination of Standstill Term.  Section 3 shall terminate and have no further force or effect upon the earliest to occur of:

(a)the date that is eighteen (18) months after the Closing Date;

(b)the Standstill Parties cease to hold any Shares of Outstanding Common Stock;

(c)a liquidation or dissolution of the Company; and

(d)the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act.

6.3Termination of Lock-Up Term.  Section 4.1 shall terminate and have no further force or effect upon the earliest to occur of:

(a)the date that is six (6) months after the Closing Date;

(b) a Change of Control of the Company;

(c)the Standstill Parties cease to hold any Shares of Outstanding Common Stock;

(d)a liquidation or dissolution of the Company; and

(e)the date on which the Common Stock ceases to be registered pursuant to Section 12 of the Exchange Act.

6.4Termination of Voting Agreement Term.  Section 5 shall terminate and have no further force or effect upon the earliest to occur of:

(a)the date that is eighteen (18) months after the Closing Date;

(b)a Change of Control of the Company;

(c)the Standstill Parties cease to hold any Shares of Outstanding Common Stock; and

(d)a liquidation or dissolution of the Company.

6.5Effect of Termination.  No termination pursuant to any of Sections 6.1, 6.2, 6.3 or 6.4 shall relieve any of the parties (or the Permitted Transferee, if any) for liability for breach of or default under any of their respective obligations or restrictions under any terminated provision of this Agreement, which breach or default arose out of events or circumstances occurring or existing prior to the date of such termination.

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7.Miscellaneous.

7.1Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.  All issues and questions concerning the application, construction, validity, interpretation and enforcement of this Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware. Except as expressly set forth herein, the parties hereby agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby, whether in contract, tort or otherwise, shall be brought in the United States District Court for the District of Delaware or in the Court of Chancery of the State of Delaware (or, if such court lacks subject matter jurisdiction, in the Superior Court of the State of Delaware), so long as one of such courts shall have subject-matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of Delaware.  Each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum.  Service of process, summons, notice or other document by registered mail to the address set forth in Section 7.4 shall be effective service of process for any suit, action or other proceeding brought in any such court. Each party hereby acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

7.2Extension; Waiver.  The failure of any party to insist upon strict performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party’s right to demand strict compliance herewith in the future.  No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.  Any agreement on the part of a party to any extension or waiver shall be valid only if set forth in a written instrument signed on behalf of the party against which such waiver or extension is to be enforced.  Waiver of any term or condition of this Agreement by a party shall not be construed as a waiver of any subsequent breach or waiver of the same term or condition by such party, or a waiver of any other term or condition of this Agreement by such party.

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7.3No Agreement Until Executed.  Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding among the parties unless and until this Agreement is executed and delivered by the parties.

7.4Notices.  All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given:  (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid.  Such communications must be sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.4):

If to the Investor:	Bayer AG
Kaiser-Wilhelm-Allee 20
51373 Leverkusen
Germany
Attention: Dr. Christian Bank, LL.M.
Email: christian.bank@bayer.com

with a copy to:	Orrick, Herrington & Sutcliffe LLP 1000 Marsh Road Menlo Park, CA 94025 Attention: Matthew R. Gemello

If to the Company:	Arvinas, Inc.
5 Science Park
395 Winchester Ave.
New Haven, Connecticut 06511
Attention: Matthew Batters, Esq.

with a copy to:	Wilmer Cutler Pickering Hale and Dorr LLP 7 World Trade Center 250 Greenwich Street New York, NY 10007 Attention: Brian A. Johnson

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7.5Miscellaneous.  This Agreement, the Purchase Agreement, the Transaction Documents (as defined in the Commitment Agreement), the Collaboration Agreement and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior arrangements and understandings, written or oral, among the parties with respect to the subject matter hereof.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement.  A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

7.6Amendments.  No provision in this Agreement shall be supplemented, deleted or amended except in a writing executed by an authorized representative of each of the Investor and the Company.

7.7Interpretation.  For purposes of this Agreement:  (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) the word “or” is not exclusive; (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole; and (d) the words “will” and “shall” are to be interpreted as having the same meaning.  The definitions given for any defined terms in this Agreement shall apply equally to both the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  Unless the context otherwise requires, references herein:  (x) to Articles, Sections and Exhibits mean the Articles and Sections of, and Exhibits attached to, this Agreement; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder.  This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.  The Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein.  The word “dollar” or symbol “$” refer to the lawful currency of the United States of America. The headings in this Agreement are inserted for convenience or reference only and are in no way intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision of this Agreement in accordance herewith.

7.8Severability.  If any term or provision of this Agreement is held to be invalid, illegal or unenforceable under applicable Law in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.  Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

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7.9Assignment.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either party without the prior written consent of the other party.  Subject to the prior sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective heirs, executors, administrators, successors and assigns.

7.10Third Party Beneficiaries.  None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of any party hereto.  No Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against any party hereto.

7.11No Strict Construction.  This Agreement has been prepared jointly and shall not be construed against either party.

7.12Equitable Remedies.  Each party acknowledges that a breach or threatened breach by such party of any of its obligations under this Agreement would give rise to irreparable harm to the other party, for which monetary damages would not be an adequate remedy, and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party shall, in addition to any and all other rights and remedies that may be available to them in respect of such breach, be entitled to equitable relief, including a temporary restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction (without any requirement to post bond).

7.13Remedies Cumulative.  The rights and remedies under this Agreement are cumulative and are in addition to and not in substitution for any other rights and remedies available at law or in equity or otherwise.

7.14No Conflicting Agreements.  The Investor hereby represents and warrants to the Company that neither it nor any of its Affiliates is, as of the date of this Agreement, a party to, and agrees that neither it nor any of its Affiliates shall, on or after the date of this Agreement, enter into any agreement that conflicts with the rights granted to the Company in this Agreement.  The Company hereby represents and warrants to the Investor that it is not, as of the date of this Agreement, a party to, and agrees that it shall not, on or after the date of this Agreement, enter into any agreement, or approve any amendment to its charter or by-laws or similar organizational documents of the Company with respect to its securities, that conflicts with the rights granted to the Investor in this Agreement which have not expired or been terminated in accordance with the terms hereof.  The Company further represents and warrants that the rights granted to the Investor hereunder do not in any way conflict with the rights granted to any other holder of the Company’s securities under any other agreements.

7.15Use of Proceeds.  The Company shall use the proceeds from the sale of the Purchased Shares for research and development and other working capital purposes and shall not use such proceeds for the redemption of any shares of Common Stock or for the payment of any dividends on shares of Common Stock.

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7.16No Publicity.  The parties hereto agree that the provisions of Section 4.3 of the Commitment Agreement (mutatis mutandis) and Section 11.01(d) of that certain Amended and Restated Limited Liability Company Agreement (mutatis mutandis) to be entered into in connection with the Joint Venture (as amended, restated, supplemented and/or otherwise modified from time to time, the “LLC Agreement”) shall be applicable to the parties to this Agreement with respect to any public disclosures regarding the Purchase Agreement, the Joint Venture, and the Collaboration Agreement or regarding the parties hereto or their Affiliates (it being understood that the provisions of Section 4.3 of the Commitment Agreement and Section 11.01(d) of the LLC Agreement shall be read to apply to disclosures of information relating to this Agreement and the transactions contemplated hereby).

7.17Limitation of Liability.  IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY (OR THE OTHER PARTY’S AFFILIATES OR SUBLICENSEES) IN CONNECTION WITH THIS AGREEMENT FOR LOST REVENUE, LOST PROFITS, LOST SAVINGS, LOSS OF USE, DAMAGE TO GOODWILL, OR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR INDIRECT DAMAGES UNDER ANY THEORY, INCLUDING CONTRACT, NEGLIGENCE, OR STRICT LIABILITY, EVEN IF THAT PARTY HAS BEEN PLACED ON NOTICE OF THE POSSIBILITY OF SUCH DAMAGES.

7.18Commitment Agreement and Collaboration Agreement.  Each of the Commitment Agreement and the Collaboration Agreement (and any related agreements entered into in connection with the transactions contemplated thereby) are intended to be separate arrangements among the parties thereto and are only referenced herein for purposes of the Closing (as defined in the Purchase Agreement).  Except as expressly provided herein, in no event shall the terms set forth herein limit or otherwise apply to the Collaboration Agreement, the Commitment Agreement, or any other related agreement and/or any transaction contemplated thereby.

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

BAYER AG

By:	/s/ Christian Bank
Name:	Dr. Christian Bank
Title:	Head of Legal M&A

By:	/s/ Jörg Möller
Name:	Jörg Möller
Title:	Head of PH Research & Development

ARVINAS, INC.

By:	/s/ John Houston
Name:	John Houston, Ph.D.
Title:	President & CEO

[Signature Page to Investor Agreement]

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EXHIBIT A

FORM OF IRREVOCABLE PROXY

In order to secure the performance of the duties of the undersigned pursuant to Section 5.1 of the Investor Agreement, dated as of July 16, 2019 (the “Agreement”), by and between Bayer AG and Arvinas, Inc. (the “Company”), the undersigned hereby irrevocably appoints the Company and any individual designated by the Company, and each of them individually, as the attorneys, agents and proxies, with full power of substitution and resubstitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) in such manner as set forth in Section 5.1 of the Agreement (but in any case excluding any matter that is an Extraordinary Matter described in Section 5.2) with respect to all Purchased Shares, which the undersigned is or may be entitled to vote at any meeting of the Company held after the date hereof, whether annual or special and whether or not an adjourned meeting.  This proxy is coupled with an interest, shall be irrevocable and binding on any successor-in-interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event.  This proxy shall operate to revoke and render void any prior proxy as to voting securities heretofore granted by the undersigned which is inconsistent herewith.  Notwithstanding the foregoing, this irrevocable proxy shall be effective if, at any annual or special meeting of the stockholders of the Company (or any consent in lieu thereof) and at any adjournments or postponements of any such meetings, the undersigned (i) fails to appear or otherwise fails to cause its voting securities of the Company to be counted as present for purposes of calculating a quorum, or (ii) fails to vote such voting securities in accordance with Section 5.1 of the Agreement, in each case at least two (2) Business Days prior to the date of such stockholders’ meeting.  This proxy shall terminate upon the earlier of the expiration or termination of the Voting Agreement Term.

BAYER AG

By:
Name:
Title:

A-1

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EXHIBIT B

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

– ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

– block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

– purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

– an exchange distribution in accordance with the rules of the applicable exchange;

– privately negotiated transactions;

– short sales effected after the date the registration statement of which this prospectus is a part is declared effective by the SEC;

– through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

– broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

– a combination of any such methods of sale; and

– any other method permitted by applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or

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other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

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We have advised the selling stockholders that the anti-manipulation rules of Regulation M promulgated under the Securities Exchange Act of 1934, as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus and actually issued or issuable upon conversion of the Notes have been sold and (2) the date on which all of the shares may be sold without restriction pursuant to Rule 144 of the Securities Act.

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